UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-22047
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2007
DATE OF REPORTING PERIOD: November 1, 2006 through October 31, 2007

ITEM 1. REPORTS TO SHAREHOLDERS
Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

CALAMOS®

Investment strategies for
your serious money™

Calamos Global Dynamic Income Fund (CHW)

Annual Report October 31, 2007

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Letter to Shareholders
Dear Fellow Shareholders:
Thank you for your investment in Calamos Global Dynamic Income Fund (CHW). Enclosed is the Fund’s first annual report, which covers the period beginning with the Fund’s inception on June 27, 2007, through the end of the fiscal year, October 31, 2007. We welcome this opportunity to communicate with you and recommend that you carefully review this report.
As we detail in the report, this fund was successfully launched just as deteriorating conditions in the sub-prime mortgage market served as a catalyst for a global credit crisis. Given the Fund’s recent introduction and lack of a seasoned track record, its market price was vulnerable to the overall downdraft as investors, wary of the ensuing market turmoil, participated in a significant sell off of closed-end fund shares. For the period ended October 31, 2007, the return on market price for the fund declined — 10.59%.
The Fund has, however, been able to deliver monthly distributions within our expected range, and our net asset value (NAV) has grown since the Fund’s launch. For the period ended October 31, 2007, the return on net asset value for the Fund since its inception was 5.92%. Why does NAV matter? It matters because it reflects the fundamental quality of the portfolio and its ability to generate total return, which has a direct bearing on maintaining a level distribution. We believe the Fund’s NAV is a testament to the rigorous credit research and bottom-up analysis that should serve the portfolio well in the ongoing volatile environment.
While we cannot predict how the developing credit crisis will continue to affect closed-end funds—we believe that the Fund continues to offer solid underlying fundamentals and a time-tested investment process. As we do our job managing the assets of the fund, we believe more investors will take notice, and the market price will appropriately reflect the portfolio’s intrinsic value.
We encourage you to stay informed on a continual basis by visiting www.calamos.com for timely fund performance, portfolio details and market commentary. At our website, you can also sign up for e-delivery to receive important shareholder communications long before the printed copies get mailed.

Global Dynamic Income Fund	1
Letter to Shareholders ANNUAL REPORT

Letter to Shareholders
Thank you for the continued confidence you have placed in our team, our investment process and Calamos Closed-End Funds. We will do our utmost to continue earning your trust and look forward to serving your long-term investment goals.
Sincerely,
John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.

2	Global Dynamic Income Fund
Letter to Shareholders ANNUAL REPORT

Economic and Market Review
     For the latest market and economic outlook, please visit our website at www.calamos.com and select the “Individual Investors” button.
This review covers the period from the Fund’s inception on June 27, 2007 through the end of the annual reporting period on October 31, 2007.
Good global growth, corporate profitability and largely contained inflation provided ongoing support for the investment markets throughout the period. However, the economic landscape was also characterized by increasing uncertainty, a renewed appreciation for risk, and a shift in investor sentiment.
Throughout the summer, deteriorating conditions in the sub-prime mortgage market served as a catalyst for a global credit crisis. (Sub-prime mortgages are home loans made to borrowers with low credit scores or high amounts of debt; these loans represent a fraction of the total mortgage market.) A number of hedge funds, Wall Street players and their international counterparts were forced to reckon with their use of complex mortgage derivatives and off-balance sheet financing.
Concerned by the lack of transparency in the credit markets, many participants became less willing to purchase debt instruments. Even higher-quality investments and those not directly affected by the mortgage market felt the sting of negative sentiment, although their fundamentals remained intact.
The Federal Reserve, along with other central banks, took decisive steps to maintain liquidity within the markets. (The Fed, for example, cut rates twice, first in September and then in late October.) The markets regained a degree of traction and volatility declined somewhat.
Indeed, the equity and convertible markets both delivered good gains for the reporting period June 30, 2007 through October 31, 2007. The MSCI World Index,1 a benchmark of global stocks, gained 6.57%. International markets performed more strongly than the U.S. market. The MSCI EAFE® Index,2 considered representative of developed non-U.S. stock markets, increased 8.29% versus a gain of 3.45% for the S&P 500 Index.3 Convertible securities, which blend characteristics of stocks and bonds, rose 1.58%, as measured by the Value Line Convertible Index.4 Against this backdrop, Calamos Global Dynamic Income Fund had a return of 5.92% at net asset value.
Within both the equity and convertible markets, we saw signs of increased investor interest in companies with more stable earnings prospects. Previously, economically sensitive sectors of the market dominated. Investors seemed less concerned about longer-term earnings quality and often overlooked traditional growth companies with better prospects for steadier growth. This trend cut across the global markets, but was especially pronounced in the United States. As the period progressed, however, sentiment shifted and traditional growth companies were increasingly recognized for their stable earnings prospects and quality fundamentals. Additionally, within the convertibles market, higher-quality issues gained more recognition from market participants.
In contrast, the high-yield market was more significantly challenged by risk-averse investors reacting to spreading troubles in the credit market. The CS High Yield Index5 returned 0.83% from June 30, 2007 through October 31, 2007. During the first portion of the reporting period, investor enthusiasm for high-yield bonds was robust. High-yield securities were supported by healthy earnings, a generally positive view by investors of the U.S. economy and a historically low default rate. New issuance remained strong as borrowers took advantage of low yields and high demand from investors. Conditions changed abruptly in June as losses from sub-

Global Dynamic Income Fund	3
Economic and Market Review ANNUAL REPORT

Economic and Market Review
prime mortgage securities mounted. High-yield bonds came under considerable pressure as investors fled the sector in favor of government bonds and other high-quality securities.
At the close of the period, investors found themselves confronted by mixed data. In the United States, the housing market continues to languish, but this correction was not wholly unexpected. The Federal Reserve and other central banks responded proactively to the potential liquidity issues created by the credit crisis, but the magnitude and duration of the crisis is not yet fully known and will likely take many months to work its way fully through the economy. Energy prices continue to cast a shadow and have exacerbated uncertainty about future consumer spending. However, a rising equity market and robust exports should help offset declining home values and support ongoing spending.
Although the near-term view may be more uncertain, we continue to have a favorable long-term outlook on the U.S. economy and the global economy. As we have discussed in our previous communications with shareholders, the strength of the U.S. economy is due in large measure to its diversification. Although the travails of the housing and automotive sectors have dominated the news, these sectors are a relatively small slice of the U.S. economy, and it’s important to remember that the U.S. economy has weathered many industry-specific recessions without falling into broader recessions. Additionally, while gross domestic product (GDP) growth has declined from recovery levels, GDP growth has been respectable over recent quarters. Inflation remains contained, corporate balance sheets are still sound, and productivity and labor data are favorable. Moreover, the United States is a participant in a dynamic and growing global economy and that the strength of the global economy underpins our longer-term optimism.
Beyond the United States, growth remains robust in developed and emerging economies. There are many other factors that we believe bode well for investors. For example, Europe has so far dealt well with its strengthening currencies and there are indications of positive policy changes. We are more cautious in regards to Japan, as growth and the pace of economic reforms have slowed. Within emerging markets, economic expansion has continued at a brisk clip, with larger countries such as China and India providing notable support to their surrounding regions and the global economy.
Risk and uncertainty may be troubling concepts for many investors. However, three decades of experience in the markets underscores our belief that these conditions do not preclude long-term investment opportunity; rather, they provide a context for it. Our investment process seeks to understand and manage risk to create long-term wealth. We believe the Fund is advantageously positioned for what lies ahead.

[1]	The MSCI World Index (U.S. dollars) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

[2]	The MSCI EAFE ® Index measures developed market equity performance (excluding the U.S. and Canada). Source: Lipper, Inc.

[3]	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

[4]	The Value Line Convertible Index is an equally weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Russell/Mellon Analytical Services LLC.

[5]	The CS High Yield Index is an unmanaged index of high yield debt securities. Source: Russell/Mellon Analytical Services LLC.
This report is presented for informational purposes only and should not be considered investment advice.

4	Global Dynamic Income Fund
ANNUAL REPORT Economic and Market Review

Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning from the Fund’s inception on June 27, 2007, through October 31, 2007.
TOTAL RETURN*
Common Shares — Inception 6/27/07

Since
Inception**
On Market Price	-10.59%
On NAV	5.92

*	Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.

**	Since inception.
Q. How did the Fund perform during the reporting period?
A. The underlying portfolio (as represented by net asset value, or NAV) of Calamos Global Dynamic Income Fund (CHW) had a return of 5.92% since its inception. On a market price basis, the Fund had a return of -10.59%, assuming reinvestment of distributions.
In contrast, the MSCI World Index1 gained 6.57% and the Merrill Lynch Global Bond Market Index2 rose 7.35%.
The Fund provided a monthly distribution of $0.1100 per share in August, September and October.
DISTRIBUTION HISTORY (LATEST 12 MONTHS)

Date Paid	Per Share
October	$0.1100
September	0.1100
August	0.1100
NA	NA
NA	NA
NA	NA
NA	NA
NA	NA
NA	NA
NA	NA
NA	NA
NA	NA
Monthly distributions are from net investment income, short-term capital gains and/or long-term capital gains. For more details please go to the Tax Center located at www.calamos.com.
Q. What’s the difference between market return and NAV return?
A. Closed-end funds trade on exchanges, where the price of a share may be driven by factors other than the value of the underlying securities. The price of a share in the market is called the market value. The market price may be influenced by factors that are unrelated to the performance of the Fund’s holdings. For example, the market price may reflect investor sentiment or anxiety about certain parts of the market. During the reporting period, for example, problems in certain sectors of the bond markets (most notably, the mortgage market) created a cloud of negative sentiment that extended across much broader sections of the credit market.
Reflecting our view that closed-end funds are best used as part of a long-term allocation strategy, we believe that NAV returns are the more appropriate tool for assessing a Fund’s performance. The Fund’s NAV return measures the return of the

Global Dynamic Income Fund	5
Investment Team Interview ANNUAL REPORT

Investment Team Interview
individual securities within the portfolio, less Fund expenses, but more importantly it is a measure of how well the manager is able to avoid or capitalize on market disruptions. The higher the return, the more value the Fund’s management team added through its security selection decisions.
Q. As of the close of the period, the Fund traded at a discount of 11.61%. In your opinion, how should investors view this discount?
A. A discount reflects market sentiment, which can be influenced by many factors unrelated to the performance of the Fund. Accordingly, we believe discounts are best evaluated within a broader context. For example, the Fund’s first fiscal period was characterized by considerable investor anxiety about the broad market and global economy. Even securities—and funds—that were not directly impacted by the problems in the sub-prime mortgage market felt the sting of negative sentiment. We believe this was the case for CHW.
A discount affords investors the opportunity to buy shares at a price that is lower than the fair value of the portfolio (as measured by NAV).
QUALITY ALLOCATION

Weighted Average Credit Quality	A-
AAA	2.9%
AA	10.0
A	6.1
BBB	8.7
BB	16.9
B	11.6
CCC or below	1.3
Not Rated	42.5
Data is based on a portion of portfolio holdings. Credit quality shown reflects the higher of the ratings of Standard & Poor’s Corporation or Moody’s Investors Service, Inc. Ratings are relative, subjective and not absolute standards of quality. Excludes equity securities, options, cash and short- term investments.
Q. In the Economic and Market Review, you explained that sub-prime mortgages and certain types of debt linked to the mortgage market fell steeply. Did the Fund invest in those types of securities?
A. The Fund did not invest in securities backed by sub-prime loans, including collateralized debt instruments and structured investment vehicles. These were the areas that came under the greatest pressure during the summer sell off. Collateralized debt obligations are complex securities that represent an interest in pools of securities backed by mortgages, bonds, loans and other financial instruments. Structured investment vehicles are funded by debt; they profit by purchasing securities yielding more than the cost of capital. We believed such areas of the market represented an undue level of risk and were concerned by their lack of transparency. This prudence served the Fund well during the period.
The Fund did include a limited position in collateralized debt obligations linked to corporate debt and this position provided a positive return to the portfolio.
REGIONAL ALLOCATION

North America	47.2%
Europe	37.4
Asia Pacific	12.4
Latin America	1.5
Middle East / Africa	0.8
Caribbean	0.7
Region allocations are based on portfolio holdings.
Q. How is the Fund positioned?
A. This Fund invests across asset classes, including common stocks, convertible securities and corporate bonds, in pursuit of yield-oriented total return. We adjust the allocation based on our view of the economic landscape as well as the opportunity potential of individual securities.
As of the close of the period, the Fund held the majority of its assets in common stocks, reflecting our positive outlook on the global equity markets. Convertible securities represented approximately 30% of the portfolio. We utilized convertible securities to provide downside protection as well as income. Convertible securities offer the potential for upside appreciation in rising equity markets and potential

6	Global Dynamic Income Fund
ANNUAL REPORT Investment Team Interview

Investment Team Interview
downside protection in declining markets. They also typically benefit from increased equity market volatility. Corporate bonds represent a more modest allocation of 9% as of the close of the reporting period.
SECTOR ALLOCATION

Information Technology	19.3%
Consumer Discretionary	15.0
Financials	12.2
Health Care	11.5
Industrials	10.8
Consumer Staples	7.1
Energy	6.6
Telecommunication Services	5.3
Materials	4.1
Utilities	1.3
Treasuries	0.4
Sector allocations are based on managed assets and may vary over time.
The Fund’s corporate and convertible bond holdings are well diversified across the credit-quality spectrum. While we focus on delivering steady income to shareholders, we view this income as a component of total return, and therefore carefully evaluate yield opportunity within the context of potential risk. We are particularly cautious in regards to the lowest tiers of the credit spectrum.
This Fund has the flexibility to invest across the global markets. The United States represents the Fund’s single largest country allocation, with the developed markets in Asia and Europe also well represented. Our investment process favors countries that espouse free market principles and economic freedoms, such as private property rights, transparent accounting practices and credible rule of law.
Our investment criteria emphasizes sustainable earnings growth potential, good balance sheets and cash flows, high return on invested capital, reliable debt servicing and significant revenue exposure to non-U.S. economies. We believe that these characteristics are especially important during a period of slower economic growth and increased appreciation for risk. The Fund holds sizable allocations in traditional growth sectors, such as information technology. In contrast, the Fund holds smaller stakes in economically sensitive sectors such as materials, energy and industrials. This bias reflects our caution about companies whose prospects are tied primarily to cyclical factors such as recovery-level economic growth or commodity prices.
COUNTRY ALLOCATION

United States	46.1%
Germany	8.0
Japan	7.8
United Kingdom	7.6
Switzerland	6.9
France	3.1
Netherlands	2.8
Finland	2.5
Australia	2.4
Other Combined	12.8
Country allocation is based on portfolio holdings and may vary over time.
Financials represent the Fund’s third largest allocation. Our growth-oriented discipline led us away from companies in industries such as banking, given uncertainty over risk exposures. Instead, we have favored companies that are well positioned to benefit from secular trends in savings and investments (for example, increased pension savings in Europe and the expansion of well-run securities exchanges around the world).
Q. What factors influenced performance?
A. During the short period since the Fund’s inception, the Fund’s equity and equity linked securities contributed most to performance. Investments in non-U.S. equities were especially advantageous. Convertible securities also enhanced performance, participating in the upward movement of the equity markets, while demonstrating greater resiliency in downward markets. Convertibles also tend to benefit from increased volatility, which we saw during the annual period. The corporate bond allocation contributed the least to performance, as this area of the market faced the stiffest headwinds during the credit crunch.
Q. How did the Fund employ leverage?
A. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. This Fund was benefitted by the

Global Dynamic Income Fund	7
Investment Team Interview ANNUAL REPORT

Investment Team Interview
fact that it began to employ a leverage strategy later in the period (in mid-September), after the credit crunch peaked.
Q. What is your outlook for the Fund?
A. We have a high degree of conviction in the Fund’s positioning and emphasis on risk management. We are particularly optimistic about the Fund’s broad mandate, which allows the Fund to participate in dynamic trends in both the United States and overseas. Against the backdrop of a more uncertain economic environment in the United States, we believe our focus on quality companies positioned to benefit from secular growth trends will serve the Fund in good stead.
Our outlook on the global equity and convertible markets remains positive. Within the convertible market, valuations have appreciated since 2006 but remain fair, and issuance trends have been favorable as well. Currently, a good portion of convertibles offer what we consider optimal characteristics, that is, a good mix of upside participation and downside protection.
Our view on the broad corporate bond market is more cautious and we believe individual security selection will be particularly important. The credit crisis of the summer will take time to resolve, and many of the most speculative credits may not offer suitably high compensation for the risk they entail. However, as we discussed in the Economic and Market Review, we believe that U.S. companies are in good shape overall; this strength should provide support for the corporate bond market. We believe that opportunity remains and that our rigorous and proprietary credit research will be of considerable benefit in uncovering securities with attractive yields and reasonable risk.

[1]	The MSCI World Index (U.S. dollars) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

[2]	The Merrill Lynch Global Bond Market Index tracks the performance of fixed-income securities in developed markets. Source: Bloomberg.

8	Global Dynamic Income Fund
ANNUAL REPORT Investment Team Interview

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

CORPORATE BONDS (12.8%)
	Consumer Discretionary (3.7%)
$2,000,000	Boyd Gaming Corp.µ 7.125%, 02/01/16	$1,955,000
2,000,000	D.R. Horton, Inc. 9.750%, 09/15/10	1,963,838
2,000,000	EchoStar Communications Corp. 7.125%, 02/01/16	2,100,000
2,000,000	Ford Motor Company 9.875%, 08/10/11	1,998,514
2,000,000	General Motors Corp. 7.200%, 01/15/11	1,920,000
2,000,000	Goodyear Tire & Rubber Company 7.857%, 08/15/11	2,080,000
2,000,000	Hanes Brands, Inc.‡ 8.784%, 12/15/14	2,020,000
2,000,000	Idearc, Inc. 8.000%, 11/15/16	2,015,000
2,000,000	Interpublic Group of Companies, Inc. 6.250%, 11/15/14	1,830,000
2,000,000	Jarden Corp. 7.500%, 05/01/17	1,910,000
2,000,000	Liberty Media Corp. 8.500%, 07/15/29	2,004,084
2,000,000	MGM Mirage µ 7.500%, 06/01/16	1,997,500
2,000,000	Pulte Homes, Inc. 7.875%, 08/01/11	1,924,864
2,210,000	Royal Caribbean Cruises, Ltd.µ 7.500%, 10/15/27	2,099,513
2,000,000	Service Corp. International µ 6.750%, 04/01/15	2,005,000
2,000,000	Warnaco Group, Inc.µ 8.875%, 06/15/13	2,115,000

		31,938,313

	Consumer Staples (1.3%)
1,000,000	Alliance One International, Inc. 8.500%, 05/15/12	1,000,000
2,000,000	Del Monte Foods Company 8.625%, 12/15/12	2,050,000
2,000,000	Dole Food Company, Inc.µ 8.875%, 03/15/11	1,977,500
2,000,000	NBTY, Inc. 7.125%, 10/01/15	1,990,000
2,000,000	Pilgrim’s Pride Corp. 7.625%, 05/01/15	2,020,000
2,000,000	Smithfield Foods, Inc. 7.750%, 07/01/17	2,070,000

		11,107,500

	Energy (1.3%)
2,000,000	Arch Western Financial, LLC 6.750%, 07/01/13	1,960,000
2,000,000	Complete Production Services, Inc. 8.000%, 12/15/16	1,950,000
2,000,000	Dresser-Rand Group, Inc. 7.375%, 11/01/14	2,022,500
1,000,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	1,010,000
2,000,000	Superior Energy Services, Inc. 6.875%, 06/01/14	1,950,000
2,000,000	Williams Companies, Inc. 7.750%, 06/15/31	2,150,000

		11,042,500

	Financials (1.7%)
2,000,000	E*TRADE Financial Corp. 8.000%, 06/15/11	1,910,000
10,000,000	Federal National Mortgage Association µ 6.210%, 11/07/07	10,002,390
	Leucadia National Corp.
2,000,000	7.000%, 08/15/13	1,960,000
880,000	8.125%, 09/15/15	892,100

		14,764,490

	Health Care (1.4%)
2,000,000	Bio-Rad Laboratories, Inc.µ 7.500%, 08/15/13	2,050,000
3,000,000	Community Health Systems, Inc.* 8.875%, 07/15/15	3,052,500
1,000,000	DaVita, Inc. 7.250%, 03/15/15	1,016,250
3,000,000	HCA, Inc.* 9.250%, 11/15/16	3,165,000
2,000,000	Psychiatric Solutions, Inc.µ 7.750%, 07/15/15	2,045,000
995,000	Valeant Pharmaceuticals International 7.000%, 12/15/11	983,806

		12,312,556

	Industrials (1.3%)
2,000,000	Belden CDT, Inc.µ 7.000%, 03/15/17	2,040,000
2,000,000	Deluxe Corp. 7.375%, 06/01/15	1,990,000
2,000,000	General Cable Corp. 7.125%, 04/01/17	2,010,000
1,000,000	Interline Brands, Inc. 8.125%, 06/15/14	1,002,500
2,000,000	Manitowoc Company, Inc.µ 7.125%, 11/01/13	2,000,000
2,000,000	Terex Corp. 7.375%, 01/15/14	2,020,000
See accompanying Notes to Schedule of Investments.

Global Dynamic Income Fund Schedule of Investments ANNUAL REPORT	9

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

$500,000	Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	$502,500

		11,565,000

	Information Technology (0.7%)
2,000,000	Amkor Tech, Inc. 9.250%, 06/01/16	2,055,000
2,000,000	SunGard Data Systems, Inc.µ 9.125%, 08/15/13	2,050,000
2,000,000	Xerox Corp. 8.000%, 02/01/27	2,007,500

		6,112,500

	Materials (0.5%)
2,000,000	Century Aluminum Company 7.500%, 08/15/14	2,015,000
2,305,000	Terra Industries, Inc. 7.000%, 02/01/17	2,316,525

		4,331,525

	Telecommunication Services (0.9%)
2,000,000	Citizens Communications Company 9.000%, 08/15/31	2,067,500
2,000,000	Leap Wireless International, Inc. 9.375%, 11/01/14	1,995,000
2,000,000	Qwest Communications International, Inc.µ 7.750%, 02/15/31	1,840,000
2,000,000	Windstream Corp.µ 8.625%, 08/01/16	2,150,000

		8,052,500

	TOTAL CORPORATE BONDS (Cost $109,749,461)	111,226,884

CONVERTIBLE BONDS (16.6%)

	Consumer Discretionary (2.9%)
3,500,000	Ford Motor Company µ 4.250%, 12/15/36	4,208,750
4,250,000	General Motors Corp.µ 7.200%, 01/15/11	4,369,000
5,000,000	Interpublic Group of Companies, Inc.* 4.250%, 03/15/23	5,568,750
3,000,000	Intralot SA 2.250%, 12/20/13	4,997,494
2,500,000	JAKKS Pacific, Inc. 4.625%, 06/15/23	3,662,500
1,175,000	Punch Taverns Redwood Jersey Company Ltd. 5.000%, 12/14/10	2,830,840

		25,637,334

	Consumer Staples (0.6%)
3,000,000	General Mills, Inc.‡ 5.046%, 04/11/37	2,995,500
2,000,000	The Pantry, Inc. 3.000%, 11/15/12	1,805,000

		4,800,500

	Energy (0.4%)
3,000,000	Grey Wolf, Inc.‡ 5.181%, 04/01/24	3,395,700

	Financials (0.9%)
3,000,000	American Equity Investment Life Holding Company 5.250%, 12/06/24	3,030,000
5,000,000	Prudential Financial, Inc.µ‡ 3.304%, 12/12/36	5,139,250

		8,169,250

	Health Care (4.1%)
3,000,000	Bristol-Myers Squibb Company‡ 5.194%, 09/15/23	2,993,400
3,300,000	Emdeon Corp. 3.125%, 09/01/25	3,539,250
2,400,000	Henry Schein, Inc. 3.000%, 08/15/34	3,360,000
4,100,000	Invitrogen Corp.µ 3.250%, 06/15/25	4,653,500
2,700,000	LifePoint Hospitals, Inc. 3.500%, 05/15/14	2,433,375
3,000,000	Millipore Corp. 3.750%, 06/01/26	3,307,500
6,500,000	Shire, PLC 2.750%, 05/09/14	6,782,750
2,000,000	SonoSite, Inc. 3.750%, 07/15/14	2,325,000
6,200,000	Teva Pharmaceutical Industries, Ltd.µ 1.750%, 02/01/26	6,618,500

		36,013,275

	Industrials (2.7%)
1,700,000	Ceradyne, Inc. 2.875%, 12/15/35	2,256,750
1,800,000	MTU Aero Engines Holdings, AG 2.750%, 02/01/12	2,858,342
3,000,000	Q-Cells, AG 1.375%, 02/28/12	6,259,535
1,600,000	Quanta Services, Inc.µ 3.750%, 04/30/26	2,538,000
3,000,000	School Specialty, Inc. 3.750%, 11/30/26	2,876,250
2,000,000	Waste Connections, Inc. 3.750%, 04/01/26	2,335,000
4,500,000	YRC Worldwide, Inc. 5.000%, 08/08/23	4,741,875

		23,865,752

See accompanying Notes to Schedule of Investments.

10	Global Dynamic Income Fund ANNUAL REPORT Schedule of Investments

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

	Information Technology (4.0%)
$2,000,000	Advanced Micro Devices, Inc.* 5.750%, 08/15/12	$2,060,000
1,310,259	Alcatel, SA 4.750%, 01/01/11	4,964,056
102,000	Business Objects, SA 2.250%, 01/01/27	7,446,701
2,700,000	Electronic Data Systems Corp.µ 3.875%, 07/15/23	2,716,875
5,500,000	Intel Corp. 2.950%, 12/15/35	5,898,750
2,700,000	Linear Technology Corp.* 3.125%, 05/01/27	2,629,125
4,000,000	Mentor Graphics Corp. 6.250%, 03/01/26	4,775,000
2,800,000	Seagate Technology 6.800%, 04/30/10	3,178,000
1,000,000	Veeco Instruments, Inc.µ 4.125%, 04/15/12	978,750

		34,647,257

	Telecommunication Services (0.6%)
5,500,000	NII Holdings, Inc.* 3.125%, 06/15/12	5,108,125

	Utilities (0.4%)
1,700,000	International Power, PLC 3.250%, 07/20/13	3,442,994

	TOTAL CONVERTIBLE BONDS (Cost $143,437,131)	145,080,187

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (5.0%)
	Consumer Discretionary (0.3%)
900	Porsche Holding GmbH 6.000%	2,398,618

	Financials (2.3%)
9,500	Alleghany Corp. 5.750%	3,424,750
60,000	CIT Group, Inc. 7.750%	1,513,200
185,000	MetLife, Inc. 6.375%	6,201,200
55	Swiss Re 6.000%	4,986,322
90,000	Washington Mutual, Inc. 5.375%	3,982,500

		20,107,972

	Health Care (0.3%)
11,000	Schering-Plough Corp. 6.000%	2,928,750

	Materials (1.8%)
52	Bayer, AG 6.625%	5,874,373
21,000	Freeport-McMoRan Copper & Gold, Inc. 6.750%	3,581,760
710	Givaudan SA 5.375%	6,268,275

		15,724,408

	Utilities (0.3%)
30,000	Entergy Corp. 7.625%	2,167,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $42,275,816)	43,327,248

STRUCTURED EQUITY-LINKED SECURITIES (20.6%)

	Consumer Discretionary (4.8%)
185,400	Credit Suisse (Sony Corp.)* 15.000%	9,887,382
160,000	Deutsche Bank AG (Apollo Group, Inc.)* 12.000%	10,888,000
80,007	Lehman Brothers Holding (ITT Educational Services, Inc.)* 12.000%	10,088,083
145,603	Morgan Stanley (Amazon.com, Inc.)* 12.000%	11,359,946

		42,223,411

	Energy (1.1%)
267,380	Lehman Brothers Holding (Pride International, Inc.)* 12.000%	9,820,867

	Health Care (3.6%)
68,404	Citigroup, Inc. (Alcon, Inc.)* 12.000%	10,054,020
181,650	Wachovia Bank NA (Biogen Idec, Inc.)* 12.000%	10,986,192
144,600	Wachovia Bank NA (Humana, Inc.)* 12.000%	10,312,149

		31,352,361

	Industrials (1.2%)
182,823	Credit Suisse (CNH Global, NV)* 12.000%	10,314,874

	Information Technology (8.7%)
341,297	Deutsche Bank (Nokia Corp.)* 15.000%	10,337,886
379,363	Lehman Brothers Holding (Intel Corp.)* 12.000%	10,102,437
198,217	Morgan Stanley (Infosys Technologies, Ltd.)* 12.000%	9,854,358
See accompanying Notes to Schedule of Investments.

Global Dynamic Income Fund Schedule of Investments ANNUAL REPORT	11

Schedule of Investments
OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

187,337	Morgan Stanley (SAP, AG)* 12.000%	$10,055,313
410,500	Wachovia Bank (NVIDIA Corp.)* 15.000%	14,537,858
297,225	Wachovia Bank NA (eBay, Inc.)* 12.000%	10,453,403
196,700	Wachovia Bank NA (Electronic Arts, Inc.)* 12.000%	10,796,863

		76,138,118

	Telecommunication Services (1.2%)
154,800	Credit Suisse (America Movil, SA de CV)* 12.000%	10,283,364

	TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $175,091,029)	180,132,995

COMMON STOCKS (79.8%)
	Consumer Discretionary (10.0%)
41,000	Adidas, AG	2,734,753
18,750	Amazon.com, Inc.µ#	1,671,562
145,000	British Sky Broadcasting Group, PLC	2,053,535
10,000	Carnival Corp.µ	479,800
400,000	Carphone Warehouse Group, PLC	2,931,758
30,000	CBS Corp.µ	861,000
21,500	Central European Media Enterprises, Ltd.	2,467,125
9,000	Coach, Inc.µ#	329,040
47,500	Comcast Corp.µ#	999,875
23,500	Compagnie Generale des Etablissements Michelin	3,164,937
46,000	Compagnie Generale Richemont, SA	3,289,595
37,500	DaimlerChrysler, AG	4,102,598
260,000	Esprit Holdings, Ltd.	4,342,342
400,000	Harvey Norman Holdings, Ltd.	2,541,793
65,000	Hennes & Mauritz AB	4,343,262
22,000	Home Depot, Inc.	693,220
61,000	Industria de Diseno Textil, SA	4,560,891
27,000	Lowe’s Companies, Inc.µ	726,030
39,000	Makita Corp.	1,878,894
50,000	McDonald’s Corp.µ	2,985,000
72,000	News Corp., Class B µ	1,650,960
26,600	Nike, Inc.µ	1,762,516
87,000	Nikon Corp.	2,791,983
76,500	Nokian Renkaat Oyj	2,896,721
7,000	Nordstrom, Inc.µ	276,080
8,000	Omnicom Group, Inc.µ	407,840
54,500	Paddy Power, PLC	2,260,174
40,000	Royal Philips Electronics, NV	1,654,909
94,000	Sharp Corp.	1,482,745
50,000	Sony Corp.	2,469,322
50,000	Swatch Group, AG	3,146,530
35,000	Target Corp.µ	2,147,600
150,000	Time Warner, Inc.µ	2,739,000
52,500	TomTom, NV	4,201,588
31,000	Toyota Motor Corp.	1,774,570
22,500	Volkswagen, AG	6,431,812
67,500	Walt Disney Company µ	2,337,525

		87,588,885

	Consumer Staples (8.2%)
50,000	Altria Group, Inc.µ	3,646,500
15,250	Anheuser-Busch Companies, Inc.µ	782,020
115,000	British American Tobacco, PLC	4,381,220
29,000	Carlsberg A/S	3,922,655
90,000	Coca-Cola Company µ	5,558,400
12,250	Colgate-Palmolive Company µ	934,308
32,000	CVS Corp.	1,336,640
180,000	Diageo, PLC	4,129,844
76,500	Heineken, NV	5,370,091
53,000	InBev, NV	5,016,305
160	Japan Tobacco, Inc.	932,583
12,000	Kimberly-Clark Corp.	850,680
30,000	Kroger Company	881,700
950	Lindt & Spruengli, AG	3,288,294
22,500	Nestle Holdings, Inc.	10,392,343
50,000	PepsiCo, Inc.µ	3,686,000
77,000	Procter & Gamble Company µ	5,353,040
52,000	Reckitt Benckiser	3,020,698
13,000	Reynolds American, Inc.	837,590
53,000	Unilever, PLC	1,797,198
72,000	Wal-Mart Stores, Inc.µ	3,255,120
18,500	Walgreen Company µ	733,525
37,000	Woolworths, Ltd.	1,159,641

		71,266,395

	Energy (6.7%)
69,000	Acergy, SA	1,999,838
175,000	BG Group, PLC	3,244,642
580,000	BP, PLC	7,545,800
38,000	Canadian Natural Resources, Ltd.	3,160,197
55,000	Chevron Corp.µ	5,033,050
40,000	ConocoPhillips µ	3,398,400
18,500	Devon Energy Corp.µ	1,727,900
47,000	ENI S.p.A.	1,716,124
100,000	Exxon Mobil Corp.µ	9,199,000
26,000	Fugro, NV	2,285,452
46,500	Halliburton Company µ	1,833,030
31,000	Marathon Oil Corp.µ	1,833,030
See accompanying Notes to Schedule of Investments.

12	Global Dynamic Income Fund ANNUAL REPORT Schedule of Investments

Schedule of Investments
OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

279,000	Nippon Oil Corp.	$2,471,015
82,300	Royal Dutch Shell, PLC	3,609,689
22,000	Schlumberger, Ltd.µ	2,124,540
48,000	TOTAL, SA	3,873,431
16,000	Transocean, Inc.#	1,909,920
21,000	Valero Energy Corp.µ	1,479,030

		58,444,088

	Financials (12.6%)
14,950	Allianz SE	3,366,432
13,000	Allstate Corp.µ	681,200
23,000	American Express Company µ	1,401,850
65,000	American International Group, Inc.µ	4,102,800
24,000	Aon Corp.µ	1,087,680
95,000	Australian Stock Exchange, Ltd.	5,122,657
65,000	Babcock & Brown, Ltd.	1,882,104
75,000	Banco Espirito Santo, SA	1,824,736
135,000	Banco Santander Central Hispano, SA	2,952,425
80,000	Bank of America Corp.µ	3,862,400
41,000	Bank of New York Mellon Corp.µ	2,002,850
120,000	Barclays, PLC	1,518,771
18,700	BNP Paribas	2,072,560
128,000	Citigroup, Inc.µ	5,363,200
18,000	Commerzbank, AG	762,637
62,500	Commonwealth Bank of Australia	3,599,635
23,800	Credit Suisse Group	1,608,333
11,800	Deutsche Bank AG	1,568,955
56,000	EFG Eurobank Ergasias	2,185,193
28,000	Federal National Mortgage Association µ	1,597,120
12,000	Franklin Resources, Inc.µ	1,556,160
5,000	Goldman Sachs Group, Inc.	1,239,600
13,000	Hartford Financial Services Group, Inc.µ	1,261,390
760,000	Henderson Group, PLC	2,972,564
187,000	HSBC Holdings	3,707,583
62,500	JPMorgan Chase & Company µ	2,937,500
55,000	Julius Baer Holding, AG	4,776,785
17,000	Loews Corp.	834,530
145,000	Man Group, PLC	1,781,919
73,000	Manulife Financial Corp.	3,386,470
9,500	Merrill Lynch & Company, Inc.µ	627,190
40,000	MetLife, Inc.µ	2,754,000
40,000	Millea Holdings, Inc.	1,574,230
90,000	Mitsu & Co., Inc.	2,334,426
137,000	Mitsui Sumitomo Insurance Co., Ltd.	1,571,235
40,000	Morgan Stanley µ	2,690,400
45,000	Nomura Holdings, Inc.	801,865
47,000	Piraeus Bank, SA	1,892,389
72,000	Power Financial Corp.	3,209,570
25,500	Prudential Financial, Inc.µ	2,466,360
65,500	Schroders, PLC	2,105,078
387,000	Singapore Exchange, Ltd.	4,240,592
12,000	St. Paul Travelers Companies, Inc.µ	626,520
23,500	T Rowe Price Group, Inc.	1,509,640
32,000	U.S. Bancorp µ	1,061,120
28,500	UBS, AG	1,527,952
67,000	Wachovia Corp.µ	3,063,910
18,500	Washington Mutual, Inc.µ	515,780
58,000	Wells Fargo & Company µ	1,972,580
8,300	Zurich Financial Services, AG	2,506,036

		112,068,912

	Health Care (7.9%)
77,000	Abbott Laboratories µ	4,205,740
35,000	Actelion, Ltd.	1,741,015
42,000	Alcon, Inc.	6,392,820
64,000	Astellas Pharma, Inc.	2,841,050
83,000	Bristol-Myers Squibb Company µ	2,489,170
100,500	CSL, Ltd.	3,416,607
34,250	Eli Lilly and Company µ	1,854,637
37,000	Fresenius Medical Care, AG & Company	1,958,644
80,000	Johnson & Johnson µ	5,213,600
42,000	Medtronic, Inc.	1,992,480
92,500	Merck & Company, Inc.µ	5,389,050
8,000	Nobel Biocare Holding, AG	2,335,473
54,000	Novartis International, AG	2,872,494
41,000	Novo Nordisk, AS — B Shares	5,109,768
66,000	OLYMPUS Corp.	2,748,549
190,000	Pfizer, Inc.µ	4,675,900
16,500	Roche Holding, AG	2,818,252
60,000	Schering-Plough Corp.µ	1,831,200
27,000	Takeda Chemical Industries	1,686,541
39,000	Terumo Corp.	1,908,818
42,000	UnitedHealth Group, Inc.µ	2,064,300
17,000	Wyeth µ	826,710

		66,372,818

	Industrials (10.7%)
27,000	3M Company	2,331,720
155,000	Abb, Ltd.	4,685,709
31,500	Alfa Laval, AB	2,509,708
15,000	Alstom	3,557,501
19,000	ARIS, NV	1,549,517
200,000	BAE Systems, PLC	2,077,817
28,000	Boeing Company µ	2,760,520
500,000	Bombardier, Inc.	2,964,061
14,750	Burlington Northern Santa Fe Corp.µ	1,285,463
164,516	Capita Group, PLC	2,569,087
See accompanying Notes to Schedule of Investments.

Global Dynamic Income Fund	13
Schedule of Investments ANNUAL REPORT

Schedule of Investments
OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

82,000	Charter	$1,855,432
54,000	CNH Global, NV	3,541,320
12,000	Compagnie de Saint-Gobain µ	1,293,263
7,000	Danaher Corp.µ	599,690
18,000	Emerson Electric Company µ	940,860
63,000	FirstGroup, PLC	1,046,033
14,500	General Dynamics Corp.µ	1,318,920
180,000	General Electric Company µ	7,408,800
42,000	Honeywell International, Inc.µ	2,537,220
25,000	Illinois Tool Works, Inc.	1,431,500
92,000	JGC Corp.	1,842,377
39,500	KCI Konecranes Oyj	1,778,828
64,000	Komatsu, Ltd.	2,145,706
47,000	Krones AG	4,320,382
44,000	Leighton Holdings, Ltd.	2,575,889
10,000	Lockheed Martin Corp.µ	1,100,400
27,000	MAN, AG	4,828,030
66,000	Mitsubishi Corp.	2,054,935
135,000	Mitsubishi Heavy Industries, Ltd.	786,214
44,000	MTU Aero Engines Holdings, AG	2,683,138
12,000	Nexans, SA	2,049,186
10,000	Norfolk Southern Corp.µ	516,500
30,000	Q-Cells, AG	3,835,671
21,000	Raytheon Company µ	1,335,810
78,000	Sandvik, AB	1,482,149
53,600	SGL Carbon	3,129,878
24,000	Siemens, AG	3,254,320
45,000	Sumitomo Corp.	784,076
13,650	Union Pacific Corp.µ	1,747,746
20,000	United Parcel Service, Inc.	1,502,000
24,000	United Technologies Corp.µ	1,838,160

		93,855,536

	Information Technology (14.1%)
31,000	Apple, Inc.µ#	5,888,450
206,000	Autonomy Corp. PLC	4,224,970
60,000	Canon, Inc.	3,035,964
90,000	Capcom Co.	2,573,915
145,000	Cisco Systems, Inc.µ#	4,793,700
85,000	Dell, Inc.µ#	2,601,000
3,750	Google, Inc.µ#	2,651,250
85,000	Hewlett-Packard Company µ	4,392,800
409,200	Hon Hai Precision Industry Company, Ltd.	3,137,169
50,000	Infosys Technologies, Ltd.	2,547,000
185,000	Intel Corp.µ	4,976,500
40,000	International Business Machines Corp.µ	4,644,800
113,000	Konica Minolta Holdings, Inc.	1,978,130
230,000	Microsoft Corp.µ	8,466,300
45,000	Motorola, Inc.µ	845,550
20,000	Nintendo Company, Ltd.	12,701,574
320,000	Nokia Corp.	12,708,949
92,000	Nomura Reasearch Institute, Ltd.	3,251,962
150,000	Oracle Corp.µ#	3,325,500
18,000	Paychex, Inc.	752,040
47,000	QUALCOMM, Inc.µ	2,008,310
76,000	Ricoh Company, Ltd.	1,502,182
100,000	SAP, AG	5,407,351
65,000	Satyam Computer Services, Ltd.	1,972,750
20,200	Software, AG	1,886,272
38,000	Taiyo Yuden Company, Inc.	630,414
165,000	Tandberg, ASA	4,222,378
30,000	TDK Corp.	2,462,087
107,000	Temenos Group, AG	2,981,160
60,000	Texas Instruments, Inc.µ	1,956,000
381,000	Toshiba Corp.	3,226,414
71,000	Trend Micro, Inc.	3,170,222
103,000	Vtech Holdings	879,525
56,000	Yamatake Corp.	1,759,815

		123,562,403

	Materials (3.5%)
20,000	Akzo Nobel, NV	1,611,981
47,000	Anglo American, PLC	3,269,221
27,000	Arcelormittal	2,178,692
30,000	BASF, AG	4,153,090
23,000	Bayer, AG	1,920,098
143,700	BHP Billton, Ltd.	6,257,375
30,000	BHP Billton, PLC	1,152,151
36,000	E.I. du Pont de Nemours and Company µ	1,782,360
7,000	Freeport-McMoRan Copper & Gold, Inc.µ	823,760
14,000	JFE Holdings, Inc.	819,538
10,000	Monsanto Company	976,300
14,000	Nucor Corp.	868,280
17,000	Rio Tinto Group	1,594,174
23,000	Shin-Etsu Chemical Co., Ltd.µ	1,475,359
41,000	The Dow Chemical Company µ	1,846,640

		30,729,019

	Telecommunication Services (4.7%)
93,500	America Movil, S.A. de C.V.	6,113,965
145,000	AT&T, Inc.µ	6,059,550
35,000	Bouygues, SA	3,377,877
265,000	BT Group, PLC	1,801,266
27,000	China Mobile, Ltd.	2,799,360
61,000	France Telecom, AG	2,255,794
25,000	Millicom International Cellular, SA	2,937,000
See accompanying Notes to Schedule of Investments.

14	Global Dynamic Income Fund
ANNUAL REPORT Schedule of Investments

Schedule of Investments
OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

180,000	Telefonica, SA	$5,960,039
83,000	Verizon Communications, Inc.µ	3,823,810
1,425,000	Vodafone Group	5,615,267

		40,743,928

	Utilities (1.4%)
47,500	Duke Energy Corp.	910,575
21,000	E.ON, AG	4,105,516
31,000	Exelon Corp.µ	2,566,180
28,500	FPL Goup, Inc.µ	1,949,970
14,500	Gas Natural SDG, SA	893,950
19,000	Progress Energy, Inc.	912,000
7,000	Public Service Enterprise Group, Inc.	669,200

		12,007,391

	TOTAL COMMON STOCKS (Cost $650,400,294)	696,639,375

PRINCIPAL
AMOUNT		VALUE

U.S. GOVERNMENT SECURITY (0.4%)
$4,000,000	United States Treasury Note µ 4.375%, 01/31/08 (Cost $4,003,948)	4,003,904

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (6.0%)
52,799,996	Calamos Government Money Market Fund — Class I Shares Ω 4.711% (Cost $52,799,996)	52,799,996

TOTAL INVESTMENTS (141.2%) (Cost $1,177,757,675)		1,233,210,589

LIABILITIES LESS OTHER ASSETS (-1.1%)		(9,560,264)

PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-40.1%)		(350,186,266)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$873,464,059

COMMON STOCKS SOLD SHORT (-4.1%)

	Consumer Discretionary (-0.7%)
(295,000)	Interpublic Group of Companies, Inc.#	(3,053,250)
(107,500)	JAKKS Pacific, Inc.#	(2,848,750)

		(5,902,000)

	Consumer Staples (-0.1%)
(22,000)	The Pantry, Inc.#	(616,440)

	Energy (-0.2%)
(353,000)	Grey Wolf, Inc.#	(1,987,390)

	Financials (-0.7%)
(7,800)	Alcon, Inc.#	(3,065,556)
(135,000)	American Equity Investment Life Holding Company	(1,318,950)
(34,500)	CIT Group, Inc.	(1,215,780)

		(5,600,286)

	Health Care (-1.0%)
(169,000)	Emdeon Corp.#	(2,384,590)
(46,700)	Henry Schein, Inc.#	(2,797,330)
(23,200)	Millipore Corp.#	(1,801,480)
(44,200)	SonoSite, Inc.#	(1,555,398)

		(8,538,798)

	Industrials (-0.8%)
(24,500)	Ceradyne, Inc.#	(1,676,045)
(60,500)	Quanta Services, Inc.#	(1,996,500)
(32,500)	School Specialty, Inc.#	(1,096,875)
(41,000)	Waste Connections, Inc.#	(1,386,210)
(60,000)	YRC Worldwide, Inc.#	(1,474,800)

		(7,630,430)

	Information Technology (-0.4%)
(67,000)	Advanced Micro Devices, Inc.#	(876,360)
(122,000)	Mentor Graphics Corp.#	(1,954,440)
(23,000)	Veeco Instruments, Inc.#	(415,610)

		(3,246,410)

	Utilities (-0.2%)
(17,000)	Entergy Corp.	(2,037,790)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $36,963,713)	(35,559,544)

See accompanying Notes to Schedule of Investments.

Global Dynamic Income Fund	15
Schedule of Investments ANNUAL REPORT

Schedule of Investments
OCTOBER 31, 2007

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (-5.6%)

	Financials (-5.6%)
	IShares MSCI EAFE Index Fund#
7,700	Call, 12/22/07, Strike $74.00	$(9,894,500)
6,000	Call, 12/22/07, Strike $82.00	(3,420,000)
6,000	Call, 01/19/08, Strike $81.00	(3,990,000)
5,500	Call, 12/22/07, Strike $84.00	(2,310,000)
5,500	Call, 01/19/08, Strike $82.00	(3,217,500)
3,500	Call, 01/19/08, Strike $79.00	(2,905,000)
3,500	Call, 12/22/07, Strike $79.00	(2,887,500)
2,750	Call, 12/22/07, Strike $81.00	(1,801,250)
2,500	Call, 11/17/07, Strike $81.00	(1,387,500)
2,000	Call, 01/19/08, Strike $78.00	(1,840,000)
1,700	Call, 12/22/07, Strike $83.00	(833,000)
1,500	Call, 11/17/07, Strike $82.00	(690,000)
	SPDR Trust Series 1#
3,500	Call, 12/22/07, Strike $143.00	(4,760,000)
2,550	Call, 03/22/08, Strike $157.00	(1,721,250)
2,350	Call, 01/19/08, Strike $153.00	(1,562,750)
1,800	Call, 12/22/07, Strike $154.00	(873,000)
1,750	Call, 03/22/08, Strike $153.00	(1,610,000)
1,500	Call, 03/22/08, Strike $155.00	(1,192,500)
1,500	Call, 03/22/08, Strike $154.00	(1,282,500)
635	Call, 12/22/07, Strike $155.00	(268,288)
315	Call, 11/17/07, Strike $149.00	(211,050)

	TOTAL WRITTEN OPTIONS (Premium $27,551,611)	(48,657,588)

NOTES TO SCHEDULE OF INVESTMENTS
Note: Value for Securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

µ	Security, or portion of security, is held in a segregated account as collateral for written options or swaps aggregating a total market value of $225,160,684.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At October 31, 2007 the value of 144A securities that could not be exchanged to the registered form is $191,039,620 or 21.9% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2007.

¥	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

Ω	Investment in an affiliated fund. During the period from June 27, 2007, through October 31, 2007, the fund had net purchases of $52,799,996, and received $3,040,476 in dividend payments from the affiliated fund.

The note is linked to the equity security indicated in the parenthetical.

CREDIT DEFAULT SWAPS
						Unrealized
		Buy/Sell	Fund Pays/Receives	Termination	Notional	Appreciation/
Swap Counterparty	Referenced Obligation	Protection	Fixed Rate	Date	Amount	Depreciation

Citibank, N.A.	Centex Corporation	BUY	1.35 BPS Quarterly	9/20/2012	$5,000,000	$327,610
Citibank, N.A.	Motorola Inc.	BUY	0.73 BPS Quarterly	9/20/2017	5,000,000	(23,059)
Goldman Sachs	Jones Apparel Group	BUY	1.32 BPS Quarterly	9/20/2012	5,000,000	80,976
Goldman Sachs	Temple-Inland	BUY	1.00 BPS Quarterly	9/20/2012	5,000,000	(35,686)
Lehman Brothers Holdings	Iac/Interactivecorp	BUY	1.25 BPS Quarterly	9/20/2012	5,000,000	(47,495)
UBS	Pulte Homes Inc	BUY	3.92 BPS Quarterly	9/20/2012	5,000,000	(147,313)
Merrill Lynch	CDX.NA.IG.8, 3-7% 10 Year Fixed	SELL	5.62 BPS Quarterly	6/20/2017	4,000,000	(172,606)
Merrill Lynch	CDX.NA.IG.8, 7-10% 10 Year Fixed	SELL	1.78 BPS Quarterly	6/20/2017	20,000,000	(185,950)
Lehman Brothers Holdings	CDX.NA.IG.8, 3-7% 10 Year Fixed	SELL	5.64 BPS Quarterly	6/20/2017	20,000,000	(836,421)
Citibank, N.A.	CDX.NA.IG.8, 7-10% 10 Year Fixed	SELL	1.68 BPS Quarterly	6/20/2017	20,000,000	(336,584)
Goldman Sachs	CDX.NA.IG.8, 3-7% 10 Year Fixed	SELL	5.43 BPS Quarterly	6/20/2017	10,000,000	(559,411)
Goldman Sachs	CDX.NA.IG.8, 7-10% 10 Year Fixed	SELL	1.67 BPS Quarterly	6/20/2017	10,000,000	(175,774)
Merrill Lynch	CDX.NA.IG.8, 3-7% 10 Year Fixed	SELL	5.72 BPS Quarterly	6/20/2017	13,000,000	(480,690)

						$(2,592,403)

See accompanying Notes to Schedule of Investments.

16	Global Dynamic Income Fund
ANNUAL REPORT Schedule of Investments

Schedule of Investments
OCTOBER 31, 2007
COUNTRY ALLOCATION AS OF OCTOBER 31, 2007

Country	% of Portfolio

United States	46.1%
Germany	8.0%
Japan	7.8%
United Kingdom	7.6%
Switzerland	6.9%
France	3.1%
Netherlands	2.8%
Finland	2.5%
Australia	2.4%
Mexico	1.5%
India	1.3%
Spain	1.3%
Canada	1.2%
Greece	0.8%
Denmark	0.8%
Sweden	0.7%
Bermuda	0.7%
Luxembourg	0.6%
Israel	0.6%
Cayman Islands	0.5%
Belgium	0.4%
Singapore	0.4%
Norway	0.4%
Taiwan	0.3%
Hong Kong	0.3%
Ireland	0.2%
Netherlands Antilles	0.2%
Liberia	0.2%
Portugal	0.2%
Italy	0.2%
Total:	100.0%
Country allocations vary over time.
See accompanying Notes to Financial Statements.

Global Dynamic Income Fund	17
Schedule of Investments ANNUAL REPORT

Statement of Assets and Liabilities

October 31, 2007

ASSETS
Investments, at value (cost $1,124,957,679)	$1,180,410,593
Investments in affiliated fund (cost $52,799,996)	52,799,996
Cash (interest bearing)	37,847,117
Restricted cash for short positions (interest bearing)	35,415,982
Foreign currency (cost $25,200)	25,303
Receivable for investments sold	2,462,213
Accrued interest and dividends receivable	5,501,022
Unrealized appreciation on swaps	408,586
Other assets	10,659

Total assets	1,314,881,471

LIABILITIES
Common stocks sold short, at value (proceeds $36,963,713)	35,559,544
Options written, at value (premium $27,551,611)	48,657,588
Unrealized depreciation on swaps	3,000,989
Payables:
Investments purchased	2,464,812
Offering fees	287,169
Affiliates:
Investment advisory fees	1,016,134
Financial accounting fees	12,091
Deferred compensation to Trustees	10,659
Trustee fees and officer compensation	6,951
Accounts payable and accrued liabilities	215,209

Total liabilities	91,231,146

PREFERRED SHARES
$25,000 liquidation value per share applicable to 14,000 shares, including dividends payable	350,186,266

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$873,464,059

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$840,680,755
Undistributed net investment income (loss)	(280,379)
Accumulated net realized gain (loss) on investments, short positions, written options, foreign currency transactions and swaps	(125,590)
Net unrealized appreciation (depreciation) on investments, short positions, written options, foreign currency translations and swaps	33,189,273

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$873,464,059

Net asset value per common share based on 59,006,992 shares issued and outstanding	$14.80

See accompanying Notes to Financial Statements.

18	Global Dynamic Income Fund
ANNUAL REPORT Statement of Assets and Liabilities

Statement of Operations

Period Ended October 31, 2007*

INVESTMENT INCOME
Interest	$4,398,525
Dividends (net of foreign taxes withheld of $65,858)	6,618,152
Dividends from affiliates	3,040,476

Total investment income	14,057,153

EXPENSES
Investment advisory fees	3,234,619
Financial accounting fees	37,040
Dividend expense on short accounts	12,750
Auction agent and rating agency fees	105,333
Audit and legal fees	53,524
Printing and mailing fees	49,514
Custodian fees	43,940
Registration fees	37,387
Accounting fees	17,156
Organization fees	31,500
Trustees’ fees and officer compensation	15,430
Transfer agent fees	9,052
Other	17,746

Total expenses	3,664,991
Less expense reduction	(117,034)

Net expenses	3,547,957

NET INVESTMENT INCOME(LOSS)	10,509,196

REALIZED AND UNREALIZED GAIN(LOSS) FROM INVESTMENTS, SHORT POSITIONS, WRITTEN OPTIONS, FOREIGN CURRENCY AND SWAPS
Net realized gain (loss) from:
Investments	(70,637)
Short positions	74,889
Written options	7,086,671
Foreign currency transactions	(708,177)
Swaps	4,514,116

Change in net unrealized appreciation/depreciation on:
Investments	55,452,914
Short positions	1,404,169
Written options	(21,105,977)
Foreign currency translations	30,570
Swaps	(2,592,403)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, SHORT POSITIONS, WRITTEN OPTIONS, FOREIGN CURRENCY AND SWAPS	44,086,135

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	54,595,331

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(2,339,719)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$52,255,612

*	The fund commenced operations on June 27, 2007.
See accompanying Notes to Financial Statements.

Global Dynamic Income Fund	19
Statement of Operations ANNUAL REPORT

Statements of Changes in Net Assets

For the
Period Ended
October 31,
2007*

OPERATIONS
Net investment income (loss)	$10,509,196
Net realized gain (loss) from investments, short positions, written options, foreign currency transactions and swaps	10,896,862
Change in net unrealized appreciation/depreciation on investments, short positions, written options, foreign currency translations and swaps	33,189,273
Distributions to preferred shareholders from
Net investment income	(2,339,719)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	52,255,612

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(19,472,308)

Net decrease in net assets from distributions to common shareholders	(19,472,308)

CAPITAL SHARE TRANSACTIONS
Proceeds from initial offering of common shares	845,275,000
Offering costs on common shares	(739,500)
Offering costs on preferred shares	(3,854,745)

Net increase (decrease) in net assets from capital share transactions	840,680,755

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	873,464,059

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	—

End of period	$873,464,059

Undistributed net investment income (loss)	$(280,379)

*	The fund commenced operations on June 27, 2007.
See accompanying Notes to Financial Statements.

20	Global Dynamic Income Fund
ANNUAL REPORT Statements of Changes in Net Assets

Notes to Financial Statements
NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.
The Fund’s investment objective is to generate a high level of current income, with a secondary objective of capital appreciation.
Portfolio Valuation. Calamos Advisors LLC, the Fund’s investment adviser (“Calamos Advisors”) oversees the valuation of the Fund’s portfolio securities in accordance with policies and procedures on the valuation of securities adopted by and under the ultimate supervision of the Board of Trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter (“OTC”) market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking a NOCP, the last current reported sale price on NASDAQ at the time as of which a Fund determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each OTC option that is not traded through the Options Clearing Corporation and any other structured security that is not traded is valued based on a quotation provided by the counterparty to such securities under the ultimate supervision of the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, below investment grade bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.
The Fund also may use fair value pricing, pursuant to guidelines adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees, if the value of a foreign security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.
When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair

Global Dynamic Income Fund Notes to Financial Statements ANNUAL REPORT	21

Notes to Financial Statements
value assigned to a particular security is accurate.
Investment Transactions. Short-term and long-term investment transactions are recorded on a trade date basis as of October 31, 2007. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Recorded net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other expenses of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund in relation to the net assets of each fund or on another reasonable basis.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute to shareholders substantially all of its taxable income and net realized gains.

22	Global Dynamic Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.
Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB
Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. After examination of the facts and circumstances and due consideration of a range of possible outcomes, it is management’s conclusion that no material differences would result from any of the tax positions taken by the Fund. Accordingly, no FIN 48 reserve has been provided.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements and their disclosures, and its impact has not yet been determined.
NOTE 2 – INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund on the Fund’s investments in the Calamos Government Money Market Fund (“GMMF,” an affiliated fund and a series of Calamos Investments Trust), equal to the advisory fee attributable to the Fund’s investment in GMMF, based on daily net assets. For the period ended October 31, 2007, the total advisory fee waived pursuant to such agreement was $117,034 and is included in the statement of operations under the caption “Less expense reduction”.
Pursuant to a financial accounting services agreement, the Fund also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expenses payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee to Calamos Advisors based on the Fund’s respective managed assets and/or net assets used in calculating the fee.

Global Dynamic Income Fund Notes to Financial Statements ANNUAL REPORT	23

Notes to Financial Statements
The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fee and officer compensation” expenses on the Statement of Operations.
Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. All such officers and affiliated trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.
The Fund has adopted a deferred compensation plan (the “Plan). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amount deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $10,659 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2007. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at October 31, 2007.
NOTE 3 – INVESTMENTS
Purchases and sales of investments, other than short-term investments, for the period ended October 31, 2007 were as follows:

Purchases	$1,045,949,465
Proceeds from sales	82,439,885
The following information is presented on a Federal income tax basis as of October 31, 2007. Differences between the cost basis under U.S. generally accepted accounting principals and federal income tax purposes are primarily due to timing differences.
The cost basis of investments for Federal income tax purposes at October 31, 2007 was as follows:

Cost basis of investments	$1,178,392,176

Gross unrealized appreciation	103,881,232
Gross unrealized depreciation	(49,062,819)

Net unrealized appreciation (depreciation)	$54,818,413

NOTE 4 – INCOME TAXES
For the period ended October 31, 2007, the Fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income (loss)	11,022,452
Accumulated net realized gain/(loss) on investments, short positions, written options, foreign currency transactions and swaps	(11,022,452)
Distributions during the fiscal period ended October 31, 2007 were characterized for Federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$21,688,054
Long-term capital gains	—

24	Global Dynamic Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements
As of October 31, 2007, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$515,661
Undistributed capital gains	—

Total undistributed earnings	515,661
Accumulated capital and other losses	—
Net unrealized gains/(losses)	32,269,860

Total accumulated earnings/(losses)	32,785,521
Other	(2,217)
Paid-in capital	840,680,755

Net assets applicable to common shareholders	$873,464,059

NOTE 5 – COMMON SHARES
There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at October 31, 2007. Calamos Advisors owned 7,163 of the outstanding shares at October 31, 2007. Transactions in common shares were as follows:

Period Ended
October 31, 2007

Beginning shares	—
Shares sold	59,006,992
Shares issued through reinvestment of distributions	—

Ending shares	59,006,992

NOTE 6 – SHORT SALES
Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the security sold short.
NOTE 7 – FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at October 31, 2007.

Global Dynamic Income Fund Notes to Financial Statements ANNUAL REPORT	25

Notes to Financial Statements
NOTE 8 – PREFERRED SHARES
There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 14,000 shares of Preferred Shares outstanding consist of five series, 2,800 shares of M, 2,800 shares of T, 2,800 shares of W, 2,800 shares of TH, and 2,800 shares of F. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.
Dividends on the Preferred Shares are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 4.05% to 6.10% for the period from September 18, 2007 to October 31, 2007. Under the 1940 Act, the Fund may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.
The Preferred Shares are redeemable at the Fund’s option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.
The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote alone.
NOTE 9 – SWAPS
The Fund may engage in various swap transactions primarily to manage duration and yield curve risk or as alternatives to direct investments.
The Fund may also enter into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or the seller in the transaction. If the Fund is the buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if the credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation.
The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation or depreciation. Gains or losses are realized upon termination of the contract. Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with swap contracts. Risks include changes in the return of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.
As of October 31, 2007, the Fund had outstanding swaps agreements as listed on the Schedule of Investments.

26	Global Dynamic Income Fund ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements
NOTE 10 – WRITTEN OPTIONS TRANSACTIONS
The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. For the period ended October 31, 2007, the Fund had the following transactions in options written:

	Number of	Premiums
	Contracts	Received

Options outstanding at June 27, 2007	—	$—
Options written	122,650	41,858,467
Options closed	(58,600)	(14,306,856)
Options expired	—	—
Options exercised	—	—

Options outstanding at October 31, 2007	64,050	$27,551,611

NOTE 11 – STRUCTURED EQUITY-LINKED SECURITIES
The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract.

Global Dynamic Income Fund Notes to Financial Statements ANNUAL REPORT	27

Financial Highlights
Selected data for a common share outstanding throughout each period were as follows:

June 27,
2007*
through
October 31,
2007
Net asset value, beginning of period	$14.32 (a)
Income from investment operations:
Net investment income (loss)	0.18 **
Net realized and unrealized gain (loss) from investments, short positions, written options foreign currency and swaps	0.75
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.04)

Total from investment operations	0.89

Less distributions to common shareholders from:
Net investment income	(0.33)
Capital charge resulting from issuance of common and preferred shares	(0.08)
Net asset value, end of period	$14.80
Market value, end of period	$13.09
Total investment return based on(b):
Net asset value	5.92%
Market value	(10.59)%
Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$873,464
Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$350,000
Ratios to average net assets applicable to common shareholders:
Net expenses(c)(d)	1.22%
Gross expenses(c)(d)	1.26%
Net investment income (loss)(c)(d)	3.83%
Preferred share distributions from net investment income(c)	0.81%
Net investment income (loss), net of preferred share distributions from net investment income(c)	3.02%
Portfolio turnover rate	9%
Average commission rate paid	$0.0427
Asset coverage per preferred share, at end of period(e)	$87,404

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Total investment return is calculated assuming a purchase of common shares on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Annualized for periods less than one year.

(d)	Does not reflect the effect of dividend payments to the shareholders of Preferred Shares.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

28	Global Dynamic Income Fund ANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of CALAMOS Global Dynamic Income Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CALAMOS Global Dynamic Income Fund (the “Fund”) as of October 31, 2007, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from June 27, 2007 (commencement of operations) through October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 27, 2007 (commencement of operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.
Chicago, Illinois
December 14, 2007

Global Dynamic Income Fund Report of independent Registered Public Accounting Firm ANNUAL REPORT	29

Trustee Approval of Management Agreement (unaudited)
The Board of Trustees of the Fund oversees the Fund’s management, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.
In connection with their consideration regarding the approval of the management agreement for the newly created Fund, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.
At a meeting on May 16, 2007, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall proposed arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services to be provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the management agreement through August 1, 2008, subject to earlier termination as provided in the agreement.
In considering the approval of the management agreement, the Trustees reviewed various factors that they determined were relevant, including the factors described below, none of which by itself was considered the sole factor in the Trustees’ determinations. However, the material factors and conclusions that formed the basis for the Trustees’ determinations to approve the management agreement are discussed separately below.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of Calamos Advisors’ services to be provided to the Fund, taking into account the Fund’s investment objective and strategy and their knowledge gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed Calamos Advisors’ resources and key personnel, especially those who will provide investment management services to the Fund. The Trustees also considered other services to be provided to the Fund by Calamos Advisors, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Fund’s administrator, monitoring adherence to the Fund’s investment restrictions, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders, overseeing the activities of other service providers, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.
The Trustees concluded that the nature and extent of the services to be provided by Calamos Advisors to the Fund were appropriate, that the quality of those services, based on the quality of services provided by Calamos Advisors to the other trusts that it manages and that the Board of Trustees oversees, is expected to be consistent with or superior to quality norms in the industry and that the Fund is likely to benefit from the provision of those services.
Costs of Services and Profits Realized by Calamos Advisors
The Trustees examined information regarding the Fund’s fees and expenses in comparison to corresponding information for comparable funds as provided by Lipper Inc., an independent provider of investment company data. Also, the Trustees reviewed information on fees and expenses for additional funds identified by Calamos Advisors. The Trustees noted that the Fund’s anticipated contractual rate of management fees, actual management fees and overall expense ratio were at or below the peer group medians.
The Trustees also reviewed the rates of management fees charged by Calamos Advisors to its separate accounts and to its subadvised funds (for which Calamos Advisors provides portfolio management services only). Although in most instances its

30	Global Dynamic Income Fund ANNUAL REPORT Trustee Approval of Management Agreement

Trustee Approval of Management Agreement (unaudited)
sub-advisory fees, and in many instances its separate account fees, for various comparable investment strategies are lower than the management fees charged to the Fund, the Trustees noted that Calamos Advisors is expected to provide significant additional services for the Fund that it does not provide to those other clients. Those services include administrative services, oversight of the Fund’s other service providers, trustee support, regulatory compliance and numerous other services. The Trustees also considered that, in serving the Fund, Calamos Advisors would assume many risks that it does not assume in servicing its other clients.
The Trustees considered the methodology used by Calamos Advisors in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
At a previous meeting, the Trustees reviewed information on the profitability of Calamos Advisors in serving as the investment manager for the Calamos Complex of Funds and of Calamos Advisors and its affiliates in all of their relationships with each trust Calamos Advisors manages, as well as an explanation of the methodology utilized in allocating various expenses among the various trusts and other business units. Data was provided to the Trustees with respect to profitability, both on a pre- and post-marketing cost basis. The Trustees also reviewed the annual report of Calamos Advisors’ parent company and discussed its corporate structure. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the particular manager’s organizational structure, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the profitability of Calamos Advisors regarding each trust Calamos Advisors manages in relation to the services rendered was not unreasonable.
The Trustees concluded that the management fees payable by the Fund to Calamos Advisors were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies and the fees Calamos Advisors charges to other clients. The Trustees also concluded that the Fund’s overall expense ratio was reasonable in light of the quality and extent of services expected to be provided by Calamos Advisors.
Economies of Scale
In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund is expected to have a relatively stable asset base upon commencement of operation and that there likely would not be any significant economies of scale realized.
Other Benefits to Calamos Advisors
The Trustees also considered benefits expected to accrue to Calamos Advisors and its affiliates from their relationship with the Fund. The Trustees concluded that, other than the services to be provided by Calamos Advisors and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefor, the Fund and Calamos Advisors may potentially benefit from their relationship with each other in other ways.
Because the Fund had not yet commenced operations, the Trustees did not consider the Fund’s performance, Calamos Advisors’ use of “soft” commission dollars of the Fund or Calamos Advisors’ profitability with respect to the Fund, specifically.
After full consideration of the above factors as well as other factors that were instructive in considering the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the approval of the management agreement with Calamos Advisors was in the best interest of the Fund and its shareholders.

Global Dynamic Income Fund Trustee Approval of Management Agreement ANNUAL REPORT	31

Tax Information (unaudited)
We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
Under Section 854(b)(2) of the Code, the Fund hereby designates $6,074,274 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2007.
Under Section 854(b)(2) of the Code, the Fund hereby designates 17.10% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2007.

32	Global Dynamic Income Fund ANNUAL REPORT Tax Information

Trustees & Officers (unaudited)
The management of the Trust+, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.
The following table sets forth each trustee’s name, age at October 31, 2007, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		Portfolios
		in Fund Complex^	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen	and Other Directorships

Trustees who are interested persons of the Trust:

John P. Calamos, Sr., 67*	Trustee and President (since 2007)	19	Chairman, CEO, and Co-Chief Investment Officer Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:

Joe F. Hanauer, 70	Trustee (since 2007)	19	Private investor; Director, MAF Bancorp (bank holding company); Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 57	Trustee (since 2007)	19	Of Counsel and prior thereto, Partner, Freeborn & Peters (law firm)

John E. Neal, 57	Trustee (since 2007)	19	Private investor; Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT), Ranir LLC (oral products company) and CBA Commercial (commercial mortgage securitization company); Partner, Private Perfumery LLC (private label perfume company) and Linden LLC (health care private equity)

William R. Rybak, 56	Trustee (since 2007)	19	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 63	Trustee (since 2007); Lead Inpendent Trustee (since 2007)	19	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation; Director, Northern Trust Securities, Inc.

David D. Tripple, 63	Trustee (since 2007)	19	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

+	The trust is defined as the Calamos Global Dynamic Income Fund.

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and Calamos Financial Services LLC.

**	Overseeing 94 portfolios in fund complex

***	Overseeing 2 portfolios in fund complex

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.
The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

Global Dynamic Income Fund Trustees & Officers ANNUAL REPORT	33

Trustees & Officers (unaudited)
Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2007, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	During Past 5 Years

Nimish S. Bhatt, 44	Treasurer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc., prior thereto

Nick P. Calamos, 46	Vice President (since 2007)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

Patrick H. Dudasik, 52	Vice President (since 2007)	Executive Vice President, Chief Financial Officer and Treasurer, CAM and CHLLC (since 2004), Calamos Advisors and CFS (since 2001); Chief Operating Officer, CAM, CHLLC, Calamos Advisors and CFS (since 2007); Administrative Officer, CAM and CHLLC (2004-2005), Calamos Advisors and CFS (2001-2005)

Mark Mickey, 56	Chief Compliance Officer (since 2007)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005); President, Mark Mickey Consulting (2002-2003)
The address of each officer is 2020 Calamos Court, Naperville, IL 60563.
Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling 800-582-6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.

34	Global Dynamic Income Fund ANNUAL REPORT Trustees & Officers

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About Closed-End Funds
What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.
Potential Advantages of Closed-End Fund Investing
•	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements
OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at	Fund does not redeem shares
the close of business day

Global Dynamic Income Fund About Closed-End Funds ANNUAL REPORT	37

Leverage
Using Leverage to Enhance Total Return
Closed-end funds can use leverage which utilizes borrowed money in an attempt to increase the return on invested capital. The Fund invests the borrowed assets into securities, which we believe will provide a greater total return to investors than the cost of the borrowing.
Highlights on Leverage
•	Leveraging the portfolio allows the investment team to potentially enhance the income and total returns of the Fund.

•	In leveraged closed-end funds that invest in interest-rate sensitive securities (high-quality traditional fixed income), rising rates can negatively impact a fund in two ways: increasing the cost of leverage and decreasing the value of securities.

•	This portfolio does not have notable sensitivity to rising interest rates. The portfolio seeks to invest in securities that should be more economically sensitive and less interest rate-sensitive.

38	Global Dynamic Income Fund ANNUAL REPORT Leverage

Level Rate Distribution Policy
Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.
We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.
Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.
Automatic Dividend Reinvestment Plan
Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.
Potential Benefits
•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.
For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224 or visit us on the web at www.calamos.com/chw.aspx. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.
We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Global Dynamic Income Fund Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan ANNUAL REPORT	39

The Calamos Investments Advantage
Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.
Disciplined Investment Philosophy and Process
Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.
Comprehensive Risk Management
Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.
Proven Investment Management Team
The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.
Sound Proprietary Research
Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

40	Global Dynamic Income Fund ANNUAL REPORT The Calamos Investments Advantage

Calamos Closed-End Funds
Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.
Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 10/31/07	Fund Profile
Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Defensive Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Defensive Global Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.
Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

Global Dynamic Income Fund Calamos Closed-End Funds ANNUAL REPORT	41

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2007 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

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www.calamos.com

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2007 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money.™ and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

CHWANR 3083 2007

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR Item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fee — $0 and $83,266 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $0 and $9,486 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $0 and $4,361 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning.
(d) All Other Fees — $0 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e)(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants;

provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)-(d) of this Item were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).
(g) $0 and $3,500 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Joe F. Hanauer, Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment adviser, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)(1) As of October 31, 2007, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:
During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”). Nick P. Calamos has been Vice President and Trustee of the Fund (through June 2006) and Senior Executive Vice President and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos Advisors in 1997 and has been a senior strategy analyst since September 2002. Matthew Toms joined Calamos Advisors in March 2007 as Director of Fixed Income. Prior to joining Calamos Advisors, Mr. Toms was with The Northern Trust Company where since 2003 he led the Taxable Fixed Income Portfolio Management team in Chicago. Jon Vacko joined Calamos Advisors in 2000 and has been a senior strategy analyst since July 2002.
(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2007

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

John P. Calamos	22	35,149,492,739	4	297,610,723	22,371	11,308,779,683

Nick P. Calamos	22	35,149,492,739	4	297,610,723	22,371	11,308,779,683

John P. Calamos, Jr.	20	34,678,281,091	4	297,610,723	22,371	11,308,779,683

John Hillenbrand	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683

Steve Klouda	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683

Jeff Scudieri	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683

Jon Vacko	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683

Matt Toms	3	1,344,675,707	0	—	—	—

NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE BASED AS OF OCTOBER 31, 2007

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

John P. Calamos	1	565,845,779	2	148,730,762	0	—

Nick P. Calamos	1	565,845,779	2	148,730,762	0	—

John P. Calamos, Jr.	1	565,845,779	2	148,730,762	0	—

John Hillenbrand	1	565,845,779	1	93,275,243	0	—

Steve Klouda	1	565,845,779	1	93,275,243	0	—

Jeff Scudieri	1	565,845,779	1	93,275,243	0	—

Jon Vacko	1	565,845,779	1	93,275,243	0	—

Matt Toms	0	—	0	—	0	—
The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.
Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.
(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2007, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.
(a)(4) As of October 31, 2007, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

PORTFOLIO MANAGER	REGISTRANT
John P. Calamos, Sr.	$100,001-$500,000
Nick P. Calamos	none
John P. Calamos, Jr.	none
John Hillenbrand	none
Steve Klouda	none
Jeff Scudieri	none
Matthew Toms	none
Jon Vacko	none
(b) Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund
By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 27, 2007

By:	/s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 27, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Dynamic Income Fund
By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 27, 2007

By:	/s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 27, 2007